UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2007

Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

2 Corporate Drive

Shelton, Connecticut 06484

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, due to the continued turmoil in the subprime mortgage loan and securitization markets, and industry projections of mortgage loan and securitization activity for 2008 and 2009, the Company has concluded that its goodwill and other intangible assets should be re-tested for impairment during the fourth quarter of 2007. The Company will engage a third-party expert to assist with this valuation.  In addition, during the fourth quarter of 2007 the Company will be evaluating the recoverability of its other long-lived assets. While these impairment tests have not been completed, the Company’s board of directors has determined that generally accepted accounting principles will require the Company to record a pre-tax non-cash impairment charge during the fourth quarter of 2007 which is currently estimated to be between $75 million and $100 million with respect to the carrying value of the Company’s goodwill, other intangible assets and other long-lived assets.  The Company does not anticipate that the impairment charge will result in any significant future cash expenditures.

A copy of the Company’s Press Release dated December 4, 2007 is attached hereto as Exhibit 99.1.

This report on Form 8-K and the press release incorporated herein contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the future of the ABS/MBS markets and the ability of the Company’s products to assist loan buyers and securitizers. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “result,” “should,” “will” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties, both known and unknown and often beyond the Company’s control, and are not guarantees of future performance insofar as actual events or results may vary materially from those anticipated. Factors that may cause such a variance include, among others, those discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any responsibility to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1                           Press Release issued by Clayton Holdings, Inc. on December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

December 4, 2007	By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued by Clayton Holdings, Inc. on December 4, 2007